Exhibit 99.1

 Addressing the Growing Incidence of HPV16-Related Cancers  NASDAQ: PDSB   June 2025  Precision Designed Science For Immunotherapy

 Forward-Looking Statements  This communication contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning PDS Biotechnology Corporation (the “Company”) and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the Company’s management, as well as assumptions made by, and information currently available to, management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” “forecast,” “guidance”, “outlook” and other similar expressions among others. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the Company’s ability to protect its intellectual property rights; the Company’s anticipated capital requirements, including the Company’s anticipated cash runway and the Company’s current expectations regarding its plans for future equity financings; the Company’s dependence on additional financing to fund its operations and complete the development and commercialization of its product candidates, and the risks that raising such additional capital may restrict the Company’s operations or require the Company to relinquish rights to the Company’s technologies or product candidates; the Company’s limited operating history in the Company’s current line of business, which makes it difficult to evaluate the Company’s prospects, the Company’s business plan or the likelihood of the Company’s successful implementation of such business plan; the timing for the Company or its partners to initiate the planned clinical trials for Versamune® HPV, PDS01ADC and other Versamune® based product candidates; the future success of such trials; the successful implementation of the Company’s research and development programs and collaborations, including any collaboration studies concerning Versamune® HPV, PDS01ADC and other Versamune® based product candidates and the Company’s interpretation of the results and findings of such programs and collaborations and whether such results are sufficient to support the future success of the Company’s product candidates; the success, timing and cost of the Company’s ongoing clinical trials and anticipated clinical trials for the Company’s current product candidates, including statements regarding the timing of initiation, pace of enrollment and completion of the trials (including the Company’s ability to fully fund its disclosed clinical trials, which assumes no material changes to the Company’s currently projected expenses), futility analyses, presentations at conferences and data reported in an abstract, and receipt of interim or preliminary results (including, without limitation, any preclinical results or data), which are not necessarily indicative of the final results of the Company’s ongoing clinical trials; any Company statements about its understanding of product candidates mechanisms of action and interpretation of preclinical and early clinical results from its clinical development programs and any collaboration studies; the Company’s ability to continue as a going concern; and other factors, including legislative, regulatory, political and economic developments not within the Company’s control. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the other risks, uncertainties, and other factors described under “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in the documents we file with the U.S. Securities and Exchange Commission. The forward-looking statements are made only as of the date of this press release and, except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.    Versamune® is a registered trademark of PDS Biotechnology Corporation.  KEYTRUDA® is a registered trademark of Merck Sharp and Dohme LLC, a subsidiary of Merck & Co., Inc., Rahway, NJ, USA.

 Targeting HPV16-positive Head and Neck Cancer with Versamune® HPV  Potential for Market Leadership Position  Addressing Critical Unmet Need  Rapidly Growing Market  Pivotal Trial in HPV16+ HNSCC  HPV16-positive HNSCC* projected to be dominant type of HNSCC by 20302 with $4-6B market potential in US+EU  Phase 2 results indicating 30 months survival in 1L recurrent/metastatic (R/M) HNSCC. Approx. 12 months published for current standard of care1  FDA Fast Track designation awarded in 1L R/M HNSCC   Trial initiated Q1-2025  Potential leader in ease of administration, tolerability and clinical benefit  Negligible impact from KEYTRUDA® use in neo/adjuvant HNSCC  No controlled or comparative studies have been conducted between checkpoint inhibitors and Versamune® HPV.   *Head and neck squamous cell carcinoma (HNSCC)  Addressing Growing Market with Compelling Clinical Results

 Types of Head and Neck Cancer  HPV16-positive  >50% of all HNSCC in US according to HNSCC oncologist survey3   p16 positive  p16-negative  (HPV-negative)  HPV16-positive tumors  HNSCC (head and neck cancer)  Non-HPV16 tumors  HPV16-positive HNSCC Presents Unique and Growing Medical Problem

 Incidence of HPV16-positive HNSCC Experiencing Rapid Growth2  HPV16  HPV18  HPV 31/33/45/52/58  HPV 35/39/51/56/59/68  HPV-negative  Oropharyngeal Cancer

HPV-positive and HPV-negative HNSCC: Two Distinct Diseases

	HPV-negative	HPV-positive (p16 gene positive)	
		non-HPV16	HPV16
Underlying causes & associations with HNSCC[4]	Alcohol and/or tobacco	Sexually transmitted	
Disease onset/progression[4]	Alterations in tumor suppressor genes e.g. TP53	Integration of HPV into the host genome	**Integration of HPV16 into the host genome**
Pathology[4]	Well keratinized and well differentiated	Non-keratinized, basaloid and poorly differentiated	**Non-keratinized, basaloid and poorly differentiated**
Current US Prevalence of R/M HNSCC[3]	< 40-60%	~5%	**40-60%**
US/EU prevalence by 2030s[2,3]	<40%	<5%	**>60%**

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Versamune® HPV Addressing HPV16-positive 1L R/M HNSCC

Mechanism of Action: HPV16 Targeted T Cell Stimulating Immunotherapy

Phase 3 Development	Other Phase 3 Trials In Progress	PDS Biotech (Versamune® HPV)
Therapeutic Approach	Blocking antibodies targeting EGFR and a second receptor	HPV16 targeted T cell immunotherapy
Treated Population	Predominantly HPV-negative (No confirmed HPV16-positive patients)	100% HPV16-positive
MoA	Inhibition of EGFR signaling and either LGR5 or TGF-b[5]	Promotes multi-functional CD8 (killer) T cell response against HPV16 E6 and E7 expressing tumors[6] • MoA Confirmed in published CD8+ immunogenicity and ctDNA studies showing HPV16 DNA clearance and correlation with recurrence free survival[7,8]

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Versamune® HPV: HPV16-Targeted Immunotherapy

Novel Investigational Approach to Generating Powerful and Targeted Anti-Tumor Immune Responses[6]

Versamune® ***(Proprietary)***



- Immunologically active R-enantiomer of 1,2-dioleoyl-trimethyl-ammonium (R-DOTAP)
- R-DOTAP, a positively charged lipid spontaneously forms virus-like nanoparticles
- R-DOTAP upregulates Type I Interferon signaling
  - Upregulates critical chemokines/cytokines locally in lymph nodes
- Promotes processing/presentation of HPV16 via MHC Class I & II to CD8 & CD4 T cells
- Promotes long-lasting, multi-functional HPV16-specific T cells that can target and kill HPV16-positive tumors

➕

HPVmix ***(Proprietary)***

- **Multi-epitope HPV16 E6 and E7 short proteins** (Micellar mixture)

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Successful Specific Activation of the “Right” Immunological Pathway

Right Type & Quantity of Powerful HPV16-Specific Killer and “Memory” T Cells[6-9]


Lymph Node
Tumor
Dendritic Cell
Versamune® +
HPVmix
HPV16 E6 & E7
MHC class I
CD8+
killer T cell
MHC class
II
CD4+
helper T cell
Targeted CD8+ T Cells
Tracks to Tumor
Immune
Checkpoint
Inhibitor
Versamune®
Activated CD8+
Killer T Cell

1. Subcutaneous Injection of Versamune® HPV (Versamune® + HPVmix)
2. Versamune® stimulates uptake of HPVmix by dendritic cells which then track & accumulate in the lymph nodes
3. Dendritic cell presents HPVmix to T cells to stimulate production of HPV16-specific tumor-targeted CD8 killer T Cells and CD4 helper T Cells
4. Activated multi-functional T cells recognize and track to infiltrate tumor
5. Versamune® activated T cells attack and destroy tumor
6. Immune checkpoint inhibitor restores pre-existing T cell responses

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 Significant Unmet Needs Remain in 1L R/M HNSCC   Pembrolizumab (Keytruda®)  Pembrolizumab Plus Chemo  Chemotherapy   + EGFR Inhibitor  Objective Response Rate (ORR)  19%  36%  35%  Progression Free Survival (PFS)  3.2 mos  5.0 mos  5.0 mos  Median Overall Survival (OS)  12.3 mos  13.6 mos  10.3 mos  Treatment Related   Grade 3+ Toxicities  17%  72%  69%  Limitations of Current Therapies: Approx. 12 months Survival (Published1)  No controlled or comparative studies have been conducted between checkpoint inhibitors and Versamune® HPV or between EGFR inhibitors and Versamune® HPV.

VERSATILE-002: A Global Phase 2 Study of Versamune® HPV and Pembrolizumab in Subjects with HPV16-positive R/M HNSCC

Study Evaluating Effects of Versamune® HPV Attributes on Clinical Responses

Partner

MERCK

Fast Track Designation

Study Treatment

Versamune® HPV

5 doses: 1 mL **Subcutaneous injection** at Cycles 1, 2, 3, 4 & 12)

Pembrolizumab (KEYTRUDA®)

200mg IV Q3W up to 35 Cycles (2 years)

Key Entry Criteria for ICI Naïve Subjects

R/M HNSCC

≥18 years of age

HPV16-positive tumor

Combined positive score (CPS) ≥1

Study Design

Single-arm study

31 sites in US and EU

2 Cohorts:
- ICI Naïve
- ICI Resistant

Enrollment complete

Endpoints

Primary:

Best overall response (BOR) of confirmed complete response (CR) or confirmed partial response (PR) per RECIST v1.1

Key Secondary:

Overall Survival (OS)

Progression Free Survival (PFS) per RECIST v1.1

Safety and tolerability

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 VERSATILE-002: Most Patients Historical Low Responders to Pembrolizumab  Historical Responses  Published data reports lower ORR, PFS and OS with pembrolizumab in patients with CPS 1-19 vs. CPS ≥ 201  Published data reports lower responses in patients with recurrent disease  Key Demographics & Treatment Exposure: 60% with CPS < 20, 81% with Prior Treatment10  Demographic/Baseline Characteristic  Efficacy Population (N=53)  Age, Median (Min, Max)  64.0 (46, 83)  Sex, n (%)  Male  Female     49 (92.5)  4 (7.5)  Race, n (%)  Asian  Black or African American  White  Other     1 (1.9)  1 (1.9)  50 (94.3)  1 (1.9)  ECOG, n (%)  0  1     30 (56.6)  23 (43.4)  CPS, n (%)  1–19  ≥20     32 (60.4)  21 (39.6)  Prior Therapy*, n (%)   No Prior Therapy  Chemotherapy Only  Chemotherapy + Radiation Therapy     10 (18.9)  3 (5.7)  40 (75.5)  Lower pembrolizumab responses  81.2% with prior treatment  No controlled or comparative studies have been conducted between checkpoint inhibitors and Versamune® HPV.

 Confirmed Objective Response Rate (ORR) Based on Investigator Assessment Per RECIST v1.1 Overall survival plotted by standard Kaplan-Meier methodology. At the time of the data cut, 22 subjects were alive and still being followed for survival, 10 subjects discontinued the study (7 withdrew consent, 2 were lost to follow up, and 1 discontinued due to an AE), and 21 subjects had died. Follow up is defined as the time from start of study treatment until death by any cause or death censoring and includes long-term follow up period.   Phase 2 Response and Survival Data   Median Overall Survival 30 months; Confirmed Disease Control Rate 77.4%10  Percent Change from Baseline in Target Lesions  -50  -25  25  50  75  100  0  -75  -100  -125  CPS Group  1-19   ≥20  Complete Response (CR) 5/53 9.4%  Partial Response (PR) 14/53 26.4%  Stable Disease (SD) 22/53 41.5%  Progressive Disease (PD) 9/53 17.0%   Treatment Ongoing   Best Percentage Change from Baseline in Target Lesions (mITT population)  11/53 (21%) of patients had 90-100% tumor shrinkage   35.8% ORR  0.0  0.2  0.4  0.6  0.8  1.0  0  2  4  6  8  10  12  14  16  18  20  22  24  26  28  30  32  34  44  36  38  40  42  Time to Death (Months)  No. at Risk (Deaths)  53 (0)  50 (3)  46 (6)  42 (8)  40 (8)  38 (10)  37 (11)  36 (12)  31 (14)  30 (14)  28 (16)  27 (16)  20 (17)  16 (17)  13 (18)  10 (20)  9 (20)  7 (20)  5 (20)  4 (20)  3 (21)  3 (21)  0 (21)  Survival Fraction  Censored  CPS 1–19 (N=32)  CPS≥20 (N=21)  CPS≥1 (N=53)  Median OS, months (95% CI)  26.1 (15.3, NE)  39.3 (30.0, NE)  30.0 (23.9, NE)  Median Follow Up, months (Q1, Q3)  15.7 (6.8, 24.8)  24.7 (18.4, 30.5)  22.1 (9.2, 27.5)  Kaplan-Meier Estimates of Overall Survival

 Median OS is 30 Months; Best Reported with Pembrolizumab is 17.9 Months11  VERSATILE-002 Summary of Results Stratified by CPS Status10  No controlled or comparative studies have been conducted between checkpoint inhibitors and Versamune® HPV.  Versamune® HPV (PDS0101) + Pembrolizumab (VERSATILE-002)     CPS ≥ 1  N=53 (100%)  CPS ≥ 20  N=21/53 (40%)  CPS 1-19  N=32/53 (60%)  Median Overall Survival (mOS)  30.0 months  (95% CI, lower limit of 23.9 months, upper limit not yet estimable (NE))  39.3 months  (95% CI 30.0, NE)  26.1 months  (95% CI 15.3, NE)  Median Progression Free Survival (PFS)  6.3 months  (95% CI 2.8, 14.1)  14.1 months  (95% CI 2.1, NE)  5.1 months  (95% CI 2.2, 8.1)  Objective Response Rate (ORR)  19/53 (35.8%)  10/21 (47.6%)  9/32 (28.1%)  Tumor Shrinkage of 90-100%  11/53 (20.8%)  6/21 (28.6%)  5/32 (15.6%)  Disease Control Rate (DCR)  41/53 (77.4%)  17/21 (81.0%)  24/53 (75.0%)  Median Duration of Response (DoR)  21.8 months  (95% CI 11.5, NE)  NE  (95% CI 5.6, NE)  21.8 months  (95% CI 4.2, NE)

 Versamune® HPV plus Pembrolizumab was well Tolerated10   Versamune® HPV or Pembrolizumab Treatment-Related Adverse Events (TRAE) (≥5%)  Grade 3 Combination TRAEs were: Fatigue (2), Colitis (2), Rash, Diarrhea, Alanine aminotransferase increased, Blood alkaline phosphatase increased, Lymphocyte count decreased, Autoimmune colitis, Headache, Pancreatitis, Acute kidney injury, Hyponatremia, Hyperglycemia, Encephalitis, Abdominal pain, Hepatitis.  Grade 4 Combination TRAE: encephalitis (case recorded approximately one year after last PDS0101 dose).  Preferred Term  Safety Population (N=62)  Any PDS0101 or Pembrolizumab TRAE, n (%)  55 (88.7)  TRAEs Grade ≥3, n (%)  Grade 1  Grade 2  Grade 3  Grade 4  Grade 5     27 (43.5)  17 (27.4)  10 (16.1)  1 (1.6)  0  Preferred Term  Safety Population (N=62)  Any Injection Site Reaction  46 (74.2)  Non-Injection Site TRAEs ≥ 5%, n (%)  Fatigue  Headache  Pruritus  Diarrhea  Rash  Pain  Alanine aminotransferase increased  Arthralgia  Aspartate aminotransferase increased  Cough  Malaise  Rash maculopapular     24 (38.7)  12 (19.4)  9 (14.5)  8 (12.9)  6 (9.7)  5 (8.1)  5 (8.1)  5 (8.1)  4 (6.5)  4 (6.5)  4 (6.5)  4 (6.5)

 ORR and PFS in R/M HNSCC have not Resulted in Improved OS  KEYNOTE-0481  Pembrolizumab  EGFR antibody (cetuximab) + chemotherapy  LEAP-0109  Pembrolizumab  Pembrolizumab   + lenvatinib  FDA Views OS as Necessary Primary Endpoint for Approval in R/M HNSCC  ORR = Objective Response Rate; PFS = Progression Free Survival; OS = Overall Survival

 VERSATILE-003 Pivotal Trial in Progress   Interim  Analysis 1  Trial Start  Patient Recruitment  Survival Follow-up  Interim  Analysis 2  Secondary Endpoints  Objective Response Rate (ORR)  Disease Control Rate (DCR)  Duration of Response (DoR)  Progression Free Survival (PFS)  Assessed by RECIST v1.1 and BICR  Primary Endpoint  Median Overall Survival (mOS)  Exploratory Endpoints  Tumor response by RECIST v1.1 assessed by investigator  Tumor response by irRECIST v1.1 assessed by BICR  Quality of life by EQ-5D, QLQ-C30, QLQ H&N35  PFS2  ctHPV16DNA change from baseline

Selected Pertinent Intellectual Property

Broad and Extensive PDS Biotech Owned Patent Portfolio

Versamune® Platform (PCT/US2018/064060)
Method of Activating Type I IFN Signaling
Expires not before Dec. 2038

Versamune® TARP (PCT/US2023/035325)
Composition patent – *Breast, Prostate Cancers*
Expires not before Nov. 2043

Versamune® HPV (PCT/US2017/055119)
Composition patent – *HPV16+ Cancers*
Expires not before Nov. 2037

Influenza (PCT/US2023/035741)
Composition patent – *Universal flu*
Expires not before Nov. 2043

Versamune® MUC1 (PCT/US2023/035526)
Composition patent – *MUC1+ Cancers*
Expires not before Nov. 2043

PDS01ADC (PCT/US2025/028055)
Composition patent – *IL12 Fused ADC*
Expires not before May 2045

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Versamune® HPV Commercialization Approach

Broad Applicability in HPV16-positive Cancers with $8-10B Potential

Phase 2 Trials with Promising Survival Results Across Multiple Indications	Prioritized Phase 3 Trial to FDA Approval (In Progress)	Potential Follow-on Phase 3 Trials
	~30,000 new cases per year in US & EU $4-5B US/EU	> 60,000 new cases per year in US & EU $8-10B US/EU
1L R/M HNSCC **Versamune® + Pembrolizumab**	**1L R/M HNSCC** **Versamune® + Pembrolizumab**	**Locally Advanced Cancer** **Anal, Penile, HNSCC** **Versamune® + Pembrolizumab**
Locally Advanced Cervical Cancer **Versamune® HPV + CRT**	***FDA Fast Track***	**Locally Advanced Cancer** **Cervical, Vaginal, Vulvar** **Versamune® HPV + CRT**
1/2L R/M HPV16+ Cancers **Anal, cervical, HNSCC, vaginal** **Versamune® HPV + PDS01ADC + ICI**		**1/2L R/M HPV16+ Cancers** **Anal, cervical, HNSCC, vaginal** **Versamune® HPV + PDS01ADC + ICI**

PDS Biotechnology

No controlled or comparative studies have been conducted between checkpoint inhibitors and Versamune® HPV.

19

 Pipeline

 Targeting HPV16-positive Head and Neck Cancer with Versamune® HPV  Potential for Market Leadership Position  Addressing Critical Unmet Need  Rapidly Growing Market  Pivotal Trial in HPV16+ HNSCC  HPV16-positive HNSCC* projected to be dominant type of HNSCC by 20302 with $4-6B market potential in US+EU  Phase 2 results indicating 30 months survival in 1L recurrent/metastatic (R/M) HNSCC. Approx. 12 months published for current standard of care1  FDA Fast Track designation awarded in 1L R/M HNSCC   Trial initiated Q1-2025  Potential leader in ease of administration, tolerability and clinical benefit  Negligible impact from KEYTRUDA® use in neo/adjuvant HNSCC  No controlled or comparative studies have been conducted between checkpoint inhibitors and Versamune® HPV.   *Head and neck squamous cell carcinoma (HNSCC)  Addressing Growing Market with Compelling Clinical Results

 References

References

1. Burtness B, Harrington KJ, Greil R, et al. Pembrolizumab alone or with chemotherapy versus cetuximab with chemotherapy for recurrent or metastatic squamous cell carcinoma of the head and neck (KEYNOTE-048): a randomized, open-label, phase 3 study. *Lancet*. 2019;394:1915-28.
2. Damgacioglu H, Sonawane K, Chhatwal J, et al. Long-term impact of HPV vaccination and COVID-19 pandemic on oropharyngeal cancer incidence and burden among men in the USA: A modeling Study. *The Lancet Regional Health – Americas*. 2022;8:100143.
3. PDS Biotech sponsored third-party market research, November 2024.
4. Wang H, Wang S, Tang YJ, et al. The Double-Edged Sword—How Human Papillomaviruses Interact With Immunity in Head and Neck Cancer. *Front. Immunol.* 2019;10:doi:10.3389/fimmu.2019.00653.
5. Lundberg AS, Geuijen CAW, Hill S, et al. Petosemtamab, a Bispecific Antibody Targeting Epidermal Growth Factor Receptor (EGFR) and Leucine-Rich G Repeat-Containing Protein-Coupled Receptor (LGR5) Designed for Broad Clinical Applications. *Cancers*. 2025;17(10):https://doi.org/10.3390/cancers17101665
6. Gandhapudi SK, Ward M, Bush JPC, Bedu-Addo F, Conn G, Woodward JG. Antigen Priming with Enantiospecific Cationic Lipid Nanoparticles Induces Potent Antitumor CTL Responses through Novel Induction of a Type I IFN Response. *J Immunol*. 2019;202:3524-3536.
7. Seo et al, Human Papilloma Virus Circulating Cell-Free DNA Kinetics in Patients with Cervical Cancer Undergoing Definitive Chemoradiation, Clinical Cancer Research, 2025, 31 (4): 697–706.
8. Yoshida-Court K, Gjyshi O, Lin L, et al. IMMUNOCERV, an ongoing Phase II trial combining PDS0101, an HPV-specific T cell immunotherapy with chemotherapy and radiation for treatment of locally advanced cervical cancers (NCT04580771). Poster Presented at: SITC; November 8-12, 2022; Boston MA.
9. Wood L, et al. A Novel Enantio-Specific Cationic Lipid R-DOTAP + HPV16 E6 & E7 Antigens Induces Potent Antigen-Specific CD8+ T Cell Responses In-Vivo in Subjects with CIN and High-Risk Human Papillomavirus Infection. Nov 8, 2019. SITC. Presentation O17.
10. Weiss J, et al. *Overall Survival of HPV16-Positive Recurrent/Metastatic Head and Neck Squamous Cell Carcinoma Patients Treated with T Cell Stimulating Immunotherapy PDS0101 and Pembrolizumab;* Poster Presented at: ASCO Annual Meeting; June 2, 2025; Chicago, IL.
11. Licitra L, Tahara M, Harrington K, et al. Pembrolizumab With or Without Lenvatinib As First-Line Therapy for Recurrent or Metastatic Head and Neck Squamous Cell Carcinoma (R/M HNSCC): Phase 3 LEAP-10 Study. Poster or Paper presented at: Multidisciplinary Head and Neck Cancers Symposium; February 29-March 2, 2024; Phoenix, AZ.

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